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                                                                EXHIBIT 10.47
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                 AMENDMENT, dated July 31, 1995, to the Amended and Restated
Distribution Agreement, dated June 14, 1991, as further amended by letter agreement dated May 24, 1993, Amendment dated January 26, 1994 and Amendment dated March 29, 1995 (the "Distribution Agreement"), between INTERFERON SCIENCES, INC., a Delaware corporation with an office at 783 Jersey Avenue, New Brunswick, New Jersey 08901 ("ISI"), and MUNDIPHARMA PHARMACEUTICAL COMPANY, a Bermuda general partnership with an office at Mundipharma House, 14 Par-la-Ville Road, Hamilton HMJX, Bermuda ("MPCO"),

                             W I T N E S S E T H :

                 WHEREAS, the parties wish to amend the Distribution Agreement subject to the provisions of Section 3 hereof;

                 NOW, THEREFORE, in consideration of the mutual covenants herein contained the parties agree as follows:

                 1. Defined Terms. Capitalized terms used herein without definition shall have the same respective meanings as provided in the Distribution Agreement.

                 2. Amendment and Supplement. Subject to the provisions of Section 3 hereof, the Distribution Agreement shall be amended and supplemented effective as of the

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Offering Completion Date (as defined in Section 3 below) as follows:

                          (a)  Section 1.  Effective as of the Offering
Completion Date, the following definitions shall be added to Section 1 of the Distribution Agreement in the appropriate alphabetical order:

                          "Option Assets" has the meaning set forth in Section
19 hereof.

                          "Option Closing Date" has the meaning set forth in
Section 19 hereof.

                          "Securities Act" has the meaning set forth in Section
19 hereof.

                          "350,000 Option Shares" has the meaning set forth in
Section 19 hereof.

                          "750,000 Option Shares" has the meaning set forth in
Section 19 hereof.

                          (b)  Section 2.  Effective as of the Offering
Completion Date, the penultimate sentence of Section 2(b) shall be deleted from the Distribution Agreement, and the following new sentence shall replace such deleted sentence: "The minimum Total Sales for the first Annual Period shall be zero, the minimum Total Sales for the second and third Annual Periods shall be $100,000 and $150,000, respectively, and the minimum Total Sales for the fourth and fifth Annual Periods and for each Annual Period thereafter shall be $200,000."



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                          (c)  Section 9.  Effective as of the Offering
Completion Date, Section 9(b)(vii) shall be deleted from the Distribution Agreement in its entirety, and the following references to Section 9(b)(vii) shall be deleted from the Distribution Agreement: (i) the words "or its right under Section 9(b)(vii) of this Agreement" and "or ISI's right under Section 9(b)(vii) of this Agreement" shall be deleted from the first sentence of
Section 9(b)(v) of the Distribution Agreement and (ii) the words "or its right under Section 9(b)(vii) of the Agreement" shall be deleted from Section 9(b)(vi) of the Distribution Agreement.

                          (d)  Section 19.  Effective as of the Offering
Completion Date, the Distribution Agreement shall be amended and supplemented by deleting in its entirety Section 19 of the Distribution Agreement and replacing it with the following new Section 19:

                          "19. ISI's Option.

                          (a)  ISI shall have the right during the period
commencing on July 31, 1995 and ending on December 31, 1996 to acquire all of the assets of MPCO used exclusively in its Alferon N Injection business, including, without limitation, inventory purchased by MPCO prior to July 31, 1995, marketing material, artwork, printing plates, data and copyrighted material (the "Option Assets") and to terminate this Agreement, including, without limitation, the royalty obligations set forth in Section 2(e) hereof, except



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that Sections 10(b), 11 and 12(a), (b), (c) and (d) of this Agreement shall survive any such termination. In the event that ISI elects to acquire the Option Assets and to terminate this Agreement, (i) ISI shall give MPCO at least five days' prior written notice of the date on which ISI intends to acquire the Option Assets and to terminate this Agreement, which date shall be on or before December 31, 1996 (the "Option Closing Date"), and (ii) ISI shall deliver to MPCO on the Option Closing Date as consideration for ISI's acquisition of the Option Assets and termination of this Agreement (A) $2,500,000 in immediately available funds and either (B) if the Option Closing Date is on or before December 31, 1995, 350,000 registered shares of ISI's Common Stock, subject to adjustment in accordance with Section 19(i) below (the "350,000 Option Shares") or (C) if the Option Closing Date is after December 31, 1995 and on or before December 31, 1996, 750,000 registered shares of ISI's Common Stock, subject to adjustment in accordance with Section 19(i) below (the "750,000 Option Shares"). Upon such delivery pursuant to the immediately preceding sentence, ISI shall acquire the Option Assets and this Agreement shall be terminated, except as to those surviving provisions listed above.

                          (b)  In the event that ISI issues pursuant to Section
19(a) the 350,000 Option Shares or the 750,000 Option Shares, as the case may be, on or before the Option



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Closing Date, ISI shall have prepared and filed with the Securities and
Exchange Commission a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), registering for the benefit of MPCO all of the 350,000 Option Shares or the 750,000 Option Shares, as the case may be, with the result that MPCO shall be able to sell all or any portion of the 350,000 Option Shares or the 750,000 Option Shares, as the case may be, pursuant to said registration statement commencing with the Option Closing Date. MPCO agrees to cooperate with ISI, to provide ISI information reasonably requested by ISI to register the 350,000 Option Shares or the 750,000 Option Shares, as the case may be, and to comply with all laws applicable to MPCO with respect to such registration. All expenses incurred in connection with any registration pursuant to this Section 19, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for ISI (but excluding the fees and disbursements of MPCO's counsel and underwriting discounts and commissions incurred by MPCO), shall be borne by ISI.

                          (c)  ISI shall keep MPCO advised in writing as to the
initiation of the registration and as to the completion thereof.  ISI shall:

                               (i)  Use its best efforts to cause such
registration to become and remain effective until the date



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on which the distribution described in the registration statement has been completed;

                              (ii)  Furnish to MPCO such reasonable number of
copies of the registration statement, preliminary prospectus, final prospectus and such other documents as MPCO may reasonably request in order to facilitate the public offering of such registered securities; and

                             (iii)  During the period set forth in Section
19(c)(i), prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                          (d)  MPCO agrees to indemnify ISI, its directors and
officers and each person controlling ISI for any costs or expenses incurred by it or them for any material breach of MPCO's agreements under this Section 19 or failure by MPCO to comply with any law applicable to MPCO with respect to registration pursuant to this Section 19 and in respect of any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading but only to the extent that such untrue statement or



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omission is made in such registration statement in reliance upon and in conformity with written information furnished to ISI by or on behalf of MPCO for use in the preparation of such registration statement or prospectus included therein. ISI will indemnify MPCO, its partners and agents and each person controlling MPCO, if any, for any costs or expenses incurred by it, him or them for any material breach of ISI's agreements under this Section 19 or noncompliance with law in respect of this Section 19 and in respect of any untrue statement of a material fact contained in the registration statement or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that ISI will not be liable in any such case to the extent that any such cost or expense arises out of or is based upon any untrue statement or omission made in reliance upon and in conformity with written information furnished to ISI by or on behalf of MPCO for use in the preparation of such registration statement or prospectus therein.

                          (e)  ISI will use its best efforts to qualify the
350,000 Option Shares or the 750,000 Option Shares, as the case may be, registered pursuant to this Section 19 under the state securities or "blue sky" laws of any state reasonably requested by MPCO if ISI has previously qualified under the state securities or "blue sky" laws in such state.



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                          (f)  The registration rights contained in this
Section 19 may be assigned by MPCO (i) in connection with a transfer to any affiliate or affiliates of MPCO or (ii) to a transferee or assignee reasonably acceptable to ISI in connection with any transfer or assignment of the all or any portion of the 350,000 Option Shares or the 750,000 Option Shares, as the case may be, subject to registration pursuant to this Section 19, provided that such transfer or assignment may otherwise be effected in accordance with applicable securities laws.

                          (g)  ISI represents and warrants to, and covenants
with, MPCO as follows:

                               (i)  Prior to the exercise of its option
rights under this Section 19, ISI shall have authorized by all necessary corporate action on the part of ISI the issuance, delivery and the registration of the 350,000 Option Shares or the 750,000 Option Shares, as the case may be;

                              (ii)  ISI has, and will have on the Option
Closing Date, the requisite legal and corporate power and authority to issue the 350,000 Option Shares or the 750,000 Option Shares, as the case may be, hereunder and to carry out and perform its obligations under the terms of this Agreement;

                             (iii)  The issuance and registration of the
350,000 Option Shares or the 750,000 Option Shares, as



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the case may be, will not result in any violation of, or conflict with, or constitute a default under, ISI's certificate of incorporation, as amended, or by-laws or any of ISI's agreements or obligations, or result in the creation of any mortgage, pledge, lien, security interest, encumbrance or charge upon any of the properties or assets of ISI; and

                              (iv)  The 350,000 Option Shares or the 750,000
Option Shares, as the case may be, issued and delivered to MPCO will be duly and validly issued, fully paid and nonassessable, will have the rights, powers and privileges described in ISI's certificate of incorporation, as amended, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the holders thereof through no action of ISI; provided, however, that the 350,000 Option Shares or the 750,000 Option Shares, as the case may be, may be subject to restrictions on transfer under state and/or federal securities laws until they are registered in accordance with the terms of this Agreement.

                          (h)  MPCO represents and warrants to, and covenants
with, ISI as follows:

                               (i)  MPCO is, and will be on the Closing Date,
an "Accredited Investor" as defined under the Securities Act.



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                              (ii)  If MPCO acquires the 350,000 Option Shares
or the 750,000 Option Shares, as the case may be, any such acquisition will be for MPCO's own account, for investment and not with a view toward, or for resale in connection with, the distribution thereof or with any present intention of distributing or reselling any portion thereof.

                             (iii)  MPCO, and its advisors and designated
representatives, if any, have the knowledge and experience in financial and business matters necessary to permit MPCO to evaluate the merits and risks of an investment in the 350,000 Option Shares or the 750,000 Option Shares, as the case may be.

                              (iv)  MPCO confirms that it has had an
opportunity to ask questions of and receive answers from ISI, or a person or persons authorized to act on ISI's behalf, concerning the terms and conditions of an investment in the 350,000 Option Shares or the 750,000 Option Shares, as the case may be.

                          (i)  In the event that ISI shall, at any time prior
to the Option Closing Date: (i) declare or pay to the holders of its Common Stock a dividend payable in any kind of shares of stock of ISI; or (ii) change or divide or otherwise reclassify its Common Stock into the same or a different number of shares with or without par value, or into shares of any class or classes; or (iii) consolidate or



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merge with, or transfer its property as an entirety or substantially as an entirety to, any other corporation or entity; or (iv) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, on the Option Closing Date ISI shall deliver to MPCO (i) the 350,000 Option Shares or the 750,000 Option Shares, as the case may be, plus such additional shares of stock of ISI, or such reclassified shares of stock of ISI, or such shares of the securities or property of ISI resulting from such consolidation or merger or transfer, or such assets of ISI, which MPCO would have been entitled to receive had MPCO received the 350,000 Option Shares or the 750,000 Option Shares, as the case may be, immediately prior to the happening of any of the foregoing events. Nothing contained herein shall require ISI to segregate or otherwise set aside any particular asset for possible distribution to MPCO on the Option Closing Date subsequent to a liquidation, partial or otherwise."

                 3. EFFECTIVE DATE OF AMENDMENT. THIS AMENDMENT SHALL ONLY BE EFFECTIVE IF AND WHEN ISI OBTAINS BETWEEN JULY 31, 1995 AND AUGUST 31, 1995 (THE "OFFERING COMPLETION DATE") $7,800,000 OR MORE IN GROSS PROCEEDS TO ISI FROM ISI'S CURRENTLY PROPOSED UNDERWRITTEN REGISTERED PUBLIC OFFERING OF SHARES OF ISI'S COMMON STOCK. ISI REPRESENTS



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AND WARRANTS TO, AND COVENANTS WITH, MPCO THAT THE NET PROCEEDS OBTAINED BY ISI
PURSUANT TO THE PRECEDING SENTENCE WILL ONLY BE USED FOR THE FOLLOWING
PURPOSES: RESEARCH, DEVELOPMENT AND CLINICAL TRIALS OF ISI'S PRODUCTS, REPAYMENT OF INDEBTEDNESS, WORKING CAPITAL AND GENERAL CORPORATE PURPOSES; IT BEING UNDERSTOOD THAT ISI SHALL ALLOCATE A PORTION OF SUCH PROCEEDS TO THE OPERATION OF ITS MANUFACTURING FACILITY IN SUCH AMOUNT AS SHALL BE NEEDED TO ENABLE ISI TO CONTINUOUSLY SUPPLY VIALS TO MPCO PURSUANT TO THE PROVISIONS OF THIS AGREEMENT; AND, IT BEING FURTHER UNDERSTOOD THAT ISI SHALL NOT REPAY MORE THAN $1,600,000 OF ITS INDEBTEDNESS FROM THE PROCEEDS OF SUCH PUBLIC OFFERING PLUS ANY ADDITIONAL ADVANCES (NOT TO EXCEED $500,000) INCURRED AFTER THE DATE HEREOF. IF ISI FAILS TO OBTAIN $7,800,000 OR MORE ON OR BEFORE THE OFFERING COMPLETION DATE, THIS AMENDMENT SHALL BE NULL AND VOID, AND THE DISTRIBUTION AGREEMENT AND ALL PROVISIONS THEREOF SHALL CONTINUE IN FULL FORCE AND EFFECT AS IF THIS AMENDMENT HAD NEVER EXISTED.

                 4.  Miscellaneous.

                          (a)  Except as expressly provided in Sections 2 and 3
of this Amendment, the Distribution Agreement and all provisions therein shall continue in full force and effect without any modification or amendment.



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                          (b)  This Amendment may be executed in counterparts,
each of which when so executed and delivered shall constitute an original and all of which together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment the day and year first above written.

                                                INTERFERON SCIENCES, INC.

                                                By___________________________
                                                  Title:  Vice President

                                                MUNDIPHARMA PHARMACEUTICAL
                                                COMPANY

                                                By___________________________
                                                  Title:  General Manager



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